SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012

NEW YORK MORTGAGE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Vanderbilt Avenue, Suite 403

New York, New York 10017

(Address and zip code of

principal executive offices)

Registrant's telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On March 19, 2012, New York Mortgage Trust, Inc. (the “Company”) issued a press release (the “Release”) announcing that its Board of Directors (the “Board”) declared a quarterly cash dividend of $0.25 per share on shares of its common stock for the quarter ending March 31, 2012. The Company also announced in the Release that the Board set Thursday, May 17, 2012, for the Company's 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The Board established Friday, March 30, 2012 as the record date for the Annual Meeting. A copy of the Release is filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K.

99.1	Press Release dated March 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC. (Registrant)

Date: March 19, 2012	By:/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 19, 2012.